SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C.  20549


                            FORM 8-K/A


                          CURRENT REPORT
                  Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934




       Date of Earliest Event Reported:  February 12, 1996


                   Jefferson-Pilot Corporation
      (Exact name of registrant as specified in its charter)



       North Carolina            1-5955          56-0896180
(State or other jurisdiction   (Commission    (I.R.S. Employer
     of incorporation)         File Number)  Identification No.)




 100 North Greene Street, Greensboro, North Carolina     27401
       (Address of principal executive offices)        (Zip Code)




                         (910) 691-3691
       (Registrant's telephone number, including area code)

Item 4.   Change in Registrant's Certifying Accountant

As reported in the Form 8-K being amended hereby, on February 12, 1996 the Jefferson-Pilot Corporation Board of Directors, upon recommendation of the Audit Committee, appointed Ernst & Young LLP as the independent public accountants to audit the financial statements of the Corporation and its consolidated subsidiaries for the fiscal year ending December 31, 1996.

Previously, the consolidated financial statements were audited by McGladrey & Pullen, LLP ("McGladrey"), who for 1995 expressed reliance (with respect to the inclusion of Alexander Hamilton Life Insurance Company of America ("Alexander Hamilton") following its acquisition) on Arthur Andersen LLP ("Andersen") in its reports on the Corporation's consolidated financial statements for the fiscal year ended December 31, 1995.

The purpose of this Form 8-K/A is to update the reporting required by Item 304 of Regulation S-K through, and to reflect, the completion of all 1995 audit reports for the Corporation and its subsidiaries and to supply updated letters from McGladrey and Andersen.

It is intended that McGladrey complete the 1995 audits for the tax-qualified retirement and 401(k) plans of the Corporation and participate in the Form 11-K filing by the 401(k) plan.

As previously reported, the change to Ernst & Young LLP constitutes the "dismissal" of the two prior auditors, McGladrey and Andersen. This "dismissal" has become effective with the completion of all 1995 audit reports for the Corporation and for its subsidiaries.

The report of McGladrey on the Corporation's financial statements for 1995, and the report of Andersen for the period following the acquisition, did not contain an adverse opinion or disclaimer of opinion nor were either of them qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph in the McGladrey report regarding a change of method of accounting for investments in debt and marketable equity securities, which resulted from the Corporation's adoption of SFAS 115 effective January 1, 1994.

Since January 1, 1994 there have been no disagreements between the Corporation and McGladrey, and since the date of the acquisition there have been no disagreements between Alexander Hamilton or the Corporation and Andersen, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Confirming letters from both firms are attached as Exhibit 16.

Item 7.   Financial Statements and Exhibits

Exhibit 16

1.   Letter from McGladrey & Pullen, LLP, dated May 28, 1996.

2.   Letter from Arthur Andersen LLP, dated May 28, 1996.


                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                JEFFERSON-PILOT CORPORATION


                              By:     /s/Robert A. Reed


                              (name)  Robert A. Reed


                              (title) Vice President


Date:  May 28, 1996



                        Index to Exhibits

Exhibit No.    Description                             Page

    1          Letter from McGladrey & Pullen, LLP,
               dated May 28, 1996                        4

    2          Letter from Arthur Andersen LLP,
               dated May 28, 1996                        5

                                                     EXHIBIT 16.1


May 28, 1996




Securities and Exchange Commission
450 Fifth Street NW
Washington, DC  20549

Ladies and Gentlemen:

We have read Item 4 included in the attached Form 8-K/A dated May
28, 1996 of Jefferson-Pilot Corporation filed with the Securities and Exchange Commission, and are in agreement with the statements contained therein insofar as they relate to us.

Very truly yours,


/s/McGladrey & Pullen, LLP

McGLADREY & PULLEN, LLP

                                                     EXHIBIT 16.2



May 28, 1996




Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549




Ladies and Gentlemen:

We have read Item 4 included in the attached Form 8-K/A dated May
28, 1996 of Jefferson-Pilot Corporation filed with the Securities and Exchange Commission, and are in agreement with the statements contained therein insofar as they relate to us.

Very truly yours,


/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP

May 28, 1996



VIA EDGAR

Securities and Exchange Commission
ATTENTION:  Filing Desk, Stop 1-4
450 Fifth Street N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

SUBJECT:  Jefferson-Pilot Corporation
          File No. 1-5955

Enclosed herewith is an amended Current Report on Form 8-K/A for Jefferson-Pilot Corporation, the date of the earliest event reported being February 12, 1996.

Please confirm receipt of this filing by notifying the CompuServe mailbox maintained by Jefferson-Pilot.

Very truly yours,



 /s/ Robert A. Reed
Robert A. Reed
Vice President, Secretary
  and Associate General Counsel
Jefferson-Pilot Corporation